UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     July 31, 2013

WESTERN ASSET

GLOBAL STRATEGIC INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Strategic Income Fund for the twelve-month reporting period ended July 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Global Strategic Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

Western Asset Global Strategic Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.8% during the third quarter of 2012. GDP growth then sharply decelerated to 0.1% during the fourth quarter. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. This was partially due to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s second reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.1%. Unemployment then declined to 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next five months to reach 7.4% in July 2013, its lowest reading since December 2008. In another encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.0% in July 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 6.5% on a seasonally adjusted basis in July 2013 versus the previous month and were 17.2% higher than in July 2012. In addition, the NAR reported that the median existing-home price for all housing types was $213,500 in July 2013, up 13.7% from July 2012. This marked the seventeenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in July 2013 was unchanged versus the previous month at a 5.1 month supply at the current sales pace and was 5% lower than in July 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Looking back, based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract over the next two months before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November. While manufacturing then expanded over the next five months, in

IV	Western Asset Global Strategic Income Fund

May 2013 the PMI fell to 49.0, its lowest level since July 2009. However, this was a temporary setback, as the PMI rose to 50.9 in June and 55.4 in July, the latter being the best reading since April 2011.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecasted in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 30, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	Western Asset Global Strategic Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed-income securities. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the global market for fixed-income securities, with no specific minimum or maximum investment in any one segment including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage- and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations.

Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest a least 35% of its assets in foreign securities. The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies. The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio is normally expected to be between 0 and 10 years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed-income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-duration Treasuries over the twelve months ended July 31, 2013. Risk aversion was prevalent at times given mixed economic data, contagion fears from the European sovereign debt crisis and signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iii.

Both short- and long-term Treasury yields moved higher during the twelve months ended July 31, 2013. Two-year Treasury yields rose from 0.23% at the beginning of

Western Asset Global Strategic Income Fund 2013 Annual Report	1

Fund overview (cont’d)

the period to 0.31% at the end of the period. Their peak of 0.43% occurred on June 25, 2013 and they were as low as 0.20% on April 29, 2013. Ten-year Treasury yields were 1.51% at the beginning of the period, equaling their low over the fiscal year. Ten-year Treasuries peaked at 2.73% on July 5, 2013 and were 2.60% at the end of the period.

All told, the Fund’s benchmark, the Barclays U.S. Universal Indexiv, returned -0.91% for the twelve months ended July 31, 2013. Over the same period, the Fund’s previous benchmark, the Barclays U.S. Aggregate Indexv, fell -1.90%. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. High Yield — 2% Issuer Cap Indexvi and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 9.49% and -1.73%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly reduced our exposure to agency bonds, U.S. Treasuries, investment grade corporate bonds and agency mortgage-backed securities (“MBS”). Conversely, we significantly increased the Fund’s exposure to high-yield corporate bonds. We also substantially added to the Fund’s allocations to non-agency MBS, non-U.S. dollar securities, emerging market debt, cash and foreign currencies. Elsewhere, we swapped some of the Fund’s local currency emerging market debt with U.S. dollar-denominated emerging market debt. Finally, we moved from being overweight duration by 0.80 years to underweight by 2.25 years versus the benchmark.

During the reporting period we used credit default swaps and total return swaps to take advantage of pricing differences between commercial mortgage-backed securities (“CMBS”) and CMBS cash bonds. These derivatives did not meaningfully impact the Fund’s performance. Various credit default swaps and swaptions on credit default swaps were utilized to manage the Fund’s exposures to U.S. investment grade and high-yield corporate bonds, as well as its allocation to European credit sectors. These instruments contributed to performance. Equity index futures and options, which were used to hedge and manage the Fund’s exposure to equity betaviii (risk), were beneficial for results. Currency options, swaps and foreign exchange forwards were utilized to express our positive or negative views on various currencies. These derivatives detracted from the performance. Interest rate futures, swaps and options, which were used to manage the portfolio’s duration and yield curveix exposure, were negative for performance. Total return swaps which were used to capitalize on changes in the U.S. CPI Indexx, contributed to performance.

Performance review

For the twelve months ended July 31, 2013, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 2.81%. The Fund’s new unmanaged benchmark, The Barclays U.S. Universal Index and its former benchmark, the Barclays U.S. Aggregate Index, returned -0.91% and -1.90%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 3.89% over the same time frame.

2	Western Asset Global Strategic Income Fund 2013 Annual Report

Performance Snapshot as of July 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Strategic Income Fund:
Class A	-1.75%	2.81%
Class B2	-2.11%	2.02%
Class C	-2.09%	2.23%
Class C1♦	-2.08%	2.38%
Class I	-1.57%	3.27%
Barclays U.S. Universal Index	-1.46%	-0.91%
Barclays U.S. Aggregate Index	-1.62%	-1.90%
Lipper Multi-Sector Income Funds Category Average[1]	-0.91%	3.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2013 for Class A, Class B, Class C, Class C1 and Class I shares were 4.34%, 4.02%, 3.75%, 4.14% and 4.86%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C and Class I shares would have been 3.68% and 4.70%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 1.11%, 1.87%, 1.93%, 1.55% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 286 funds for the six-month period and among the 249 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund 2013 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.95% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its position in high-yield corporate bonds. The majority of this contribution came from holdings in the Industrials sectors. Our allocation to the Utilities1 and Financials sectors were also beneficial for performance, albeit to lesser extents. Individual high-yield securities that added the most value included our overweight positions in Overseas Shipholding Group, Inc., Appleton Papers, Inc. and Quicksilver Resources, Inc.

The Fund’s overweight to non-agency MBS was a positive for performance given generally solid investor demand and continued signs of improvement in the housing market. Elsewhere, the Fund’s overweights to emerging market debt and non-U.S. dollar securities were beneficial for performance during the reporting period.

Within the investment grade corporate bond market, the Fund’s holdings in the Financials sector contributed to results. Overweights to Credit Agricole SA, American International Group and Goldman Sachs Group were among the most beneficial for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our yield curve positioning. In particular, being positioned for a flattening of the yield curve was not rewarded as the yield curve steepened during the twelve months ended July 31, 2013.

Our allocation to agency MBS was a negative due to weak security selection. The Fund’s allocation to investment grade corporate bonds in the Industrials sector also detracted from performance. Our overweight positions in General Electric Capital Corp., Eaton Corp. and First Energy Corp. were among the Fund’s weakest performers in the sector.

Thank you for your investment in Western Asset Global Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2013

[1]	Utilities consist of the following industries: Electric, Natural Gas and Other Utility.

4	Western Asset Global Strategic Income Fund 2013 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2013 were: Sovereign Bonds (32.8%), Energy (14.7%), Materials (8.8%), Collateralized Mortgage Obligations (6.0%) and Asset-Backed Securities (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global Strategic Income Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

The U.S. CPI Index is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

6	Western Asset Global Strategic Income Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2013 and July 31, 2012 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Western Asset Global Strategic Income Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2013 and held for the six months ended July 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.75%	$1,000.00	$982.50	1.17%	$5.75	Class A	5.00%	$1,000.00	$1,018.99	1.17%	$5.86
Class B	-2.11	1,000.00	978.90	1.83	8.98	Class B	5.00	1,000.00	1,015.72	1.83	9.15
Class C	-2.09	1,000.00	979.10	1.88	9.23	Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class C1	-2.08	1,000.00	979.20	1.59	7.80	Class C1	5.00	1,000.00	1,016.91	1.59	7.95
Class I	-1.57	1,000.00	984.30	0.85	4.18	Class I	5.00	1,000.00	1,020.58	0.85	4.26

8	Western Asset Global Strategic Income Fund 2013 Annual Report

[1]	For the six months ended July 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Global Strategic Income Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/13	2.81%	2.02%	2.23%	2.38%	3.27%
Five Years Ended 7/31/13	8.84	8.51	N/A	8.38	9.14
Ten Years Ended 7/31/13	6.15	5.85	N/A	5.67	6.49
Inception* through 7/31/13	5.99	6.49	2.23	5.33	6.04

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 7/31/13	-1.55%	-2.41%	1.24%	1.39%	3.27%
Five Years Ended 7/31/13	7.89	8.36	N/A	8.38	9.14
Ten Years Ended 7/31/13	5.69	5.85	N/A	5.67	6.49
Inception* through 7/31/13	5.76	6.49	1.24	5.33	6.04

Cumulative total returns
Without sales charges[1]
Class A (7/31/03 through 7/31/13)	81.66%
Class B (7/31/03 through 7/31/13)	76.60
Class C (Inception date of 8/1/12 through 7/31/13)	2.23
Class C1♦ (7/31/03 through 7/31/13)	73.62
Class I (7/31/03 through 7/31/13)	87.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class B, Class C, Class C1♦ and Class I shares are November 6, 1992, December 28, 1989, August 1, 2012, March 19, 1993 and October 10,1995, respectively.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Global Strategic Income Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Western Asset Global Strategic Income Fund vs. Barclays U.S. Universal Index and Barclays U.S. Aggregate Index†‡— July 2003 - July 2013

Value of $1,000,000 invested in

Class I Shares of Western Asset Global Strategic Income Fund vs. Barclays U.S. Universal Index and Barclays U.S. Aggregate Index†‡ — July 2003 - July 2013

Western Asset Global Strategic Income Fund 2013 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares and $1,000,000 invested in Class I shares of Western Asset Global Strategic Income Fund on July 31, 2003, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2013. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Barclays U.S. Universal Index and Barclays U.S. Aggregate Index. The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

‡	Effective September 1, 2012, the Fund’s performance benchmark changed from the Barclays U.S. Aggregate Index to the Barclays U.S. Universal Index. The Fund’s manager believes the Barclays U.S. Universal Index is a more appropriate index for the Fund since it is broader and more diversified than the Barclays U.S. Aggregate Index, and as a result, will provide shareholders with a better tool for assessing the Fund’s success relative to its investment objective and comparable funds.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

12	Western Asset Global Strategic Income Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2013 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — July 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

14	Western Asset Global Strategic Income Fund 2013 Annual Report

Schedule of investments

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 46.3%
Consumer Discretionary — 5.1%
Automobiles — 0.0%
Hyundai Capital America, Senior Notes	2.125%	10/2/17	80,000		$78,151	(a)
Diversified Consumer Services — 0.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	428,828
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		802,244
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	160,000		149,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	120,000		113,700	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000		191,700
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	568,262		598,101	(a)(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000		1,402,750	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	165,000		162,525	(a)(c)
Total Hotels, Restaurants & Leisure					3,420,520
Media — 3.4%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,492,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,027,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	340,000		318,750
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	135,696	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	266,602	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,820,000		2,002,000
DISH DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000		1,672,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000		674,075
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,000,000		2,150,000
Lynx II Corp., Senior Notes	6.375%	4/15/23	200,000		206,250	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,940,000		2,046,700	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000		750,750	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000		1,433,250	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	390,000		384,150	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000		202,575	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		161,250	(a)
Total Media					14,924,048
Specialty Retail — 0.7%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	471,272	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	170,000		168,725	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,870,000	$1,926,388	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	500,000	487,500
Total Specialty Retail				3,053,885
Textiles, Apparel & Luxury Goods — 0.1%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	500,000	512,500	(a)
Total Consumer Discretionary				22,417,932
Consumer Staples — 0.8%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000	1,644,000	(a)
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	300,000	291,060
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	470,000	452,375	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	430,000	446,922	(a)
Total Beverages				2,834,357
Personal Products — 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	240,000	229,800	(a)
Tobacco — 0.1%
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	530,000	519,067	(a)
Total Consumer Staples				3,583,224
Energy — 14.3%
Energy Equipment & Services — 2.4%
CGG, Senior Notes	7.750%	5/15/17	310,000	319,300
CGG, Senior Notes	6.500%	6/1/21	1,500,000	1,545,000
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	1,250,000	1,332,812
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000	945,300
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	370,000	388,963	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,150,000	2,295,125	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	880,000	866,800
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000	540,375	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,660,000	1,784,500
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	591,300
Total Energy Equipment & Services				10,609,475
Oil, Gas & Consumable Fuels — 11.9%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,298,800
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,190,000	2,184,525
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	477,050
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000	1,430,400	(a)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	$70,810
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	120,000	117,632
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	220,000	242,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	950,000	1,011,750
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,622,175
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,146,925
Continental Resources Inc., Senior Notes	7.125%	4/1/21	600,000	672,000
Continental Resources Inc., Senior Notes	4.500%	4/15/23	250,000	243,750
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	462,726	469,667	(a)(b)(d)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	4,764,212
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,400,000	1,379,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	1,958,950
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,929,375
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,410,000	1,459,350	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	325,000	349,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,200,000	2,079,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,752,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,177,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,220,000	1,244,400	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	40,000	37,200	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	310,000	285,975	(e)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,577,125
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	536,623
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000	3,733,115
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	216,024
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,848,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,140,000	1,128,600
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	620,000	558,000	(a)
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,678,150
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	443,000	478,440
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000	1,185,899	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000	1,624,725	(a)
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,800,000	1,917,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	700,000	698,250	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000	1,763,125

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	17

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	770,000		$710,325	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	150,000		153,375
Total Oil, Gas & Consumable Fuels					52,211,347
Total Energy					62,820,822
Financials — 1.9%
Commercial Banks — 1.4%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	280,000		282,846
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	400,000		413,112
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000		923,380
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		475,200	(a)(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	260,000		257,908
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	360,000		350,361
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	410,000		429,876	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		67,200	(c)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	50,000		51,066
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	430,000		413,116
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,140,412
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000		203,241	(a)
Total Commercial Banks					6,007,718
Consumer Finance — 0.4%
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	10,000		9,981	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	190,000		182,875	(a)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,568,250	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	170,000		175,950	(a)
Total Consumer Finance					1,937,056
Diversified Financial Services — 0.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	144,709
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	90,000		90,450	(a)
Emeralds, Notes	0.000%	8/4/20	9		0	(a)(d)(e)(g)(h)
ING US Inc., Senior Notes	2.900%	2/15/18	130,000		129,801	(a)
Total Diversified Financial Services					364,960
Insurance — 0.0%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	9/30/13	10,000		9,750	(c)(f)
Total Financials					8,319,484

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 2.6%
Health Care Equipment & Supplies — 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,515,000		$1,335,094
Health Care Providers & Services — 2.2%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,200,000		1,332,000
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,700,000		2,808,000
HCA Inc., Debentures	7.500%	11/15/95	70,000		63,525
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		70,811
INC Research LLC, Senior Notes	11.500%	7/15/19	1,500,000		1,605,000	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	226,692	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,500,000		877,500	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,500,000		1,603,125
US Oncology Inc. Escrow, Senior Secured Notes	—	—	545,000		24,525	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000		1,066,250
Total Health Care Providers & Services					9,677,428
Pharmaceuticals — 0.1%
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	300,000	EUR	411,198	(a)
Total Health Care					11,423,720
Industrials — 5.3%
Aerospace & Defense — 0.8%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		1,884,645
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000		764,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	670,000		673,350	(a)
Total Aerospace & Defense					3,322,745
Airlines — 0.4%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	655,000		659,912	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	325,412		348,191
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	276,463		282,683
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		529,125	(a)
Total Airlines					1,819,911
Commercial Services & Supplies — 1.0%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,250,000		1,287,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,438,000		1,581,800	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,380,000		1,528,350
Total Commercial Services & Supplies					4,397,650

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	19

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 0.3%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		$261,800	(a)
Empresas ICA SAB de CV, Senior Notes	8.375%	7/24/17	242,000		232,441	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,063,800	(a)
Total Construction & Engineering					1,558,041
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		441,825	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	135,696	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	205,539	(a)
Total Electrical Equipment					783,060
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,580,000		2,728,350	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,584,163	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	592,272	(a)
Total Machinery					5,904,785
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	950,000		992,750
Road & Rail — 0.3%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000		1,065,000
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	108,000		121,770
Total Road & Rail					1,186,770
Trading Companies & Distributors — 0.2%
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,010,000	(a)
Transportation — 0.6%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		465,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,518,750	(a)(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		571,425	(a)
Total Transportation					2,555,175
Total Industrials					23,530,887
Information Technology — 1.3%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	700,000		738,500
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	257,000		287,840	(a)
IT Services — 1.0%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000		2,943,450	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,474,200	(a)
Total IT Services					4,417,650

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	260,000		$260,000	(a)
Total Information Technology					5,703,990
Materials — 8.7%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,036,750	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,130,625	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	50,000		54,610
Total Chemicals					2,221,985
Construction Materials — 1.0%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,836,250	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		568,100	(a)
Total Construction Materials					4,404,350
Containers & Packaging — 2.0%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,600,000		2,834,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		217,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	370,000		402,375
Ball Corp., Senior Notes	4.000%	11/15/23	100,000		91,875
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	1,910,000		1,790,625	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000		268,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,774,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		522,462
Total Containers & Packaging					8,900,862
Metals & Mining — 4.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,000,000		988,800
ArcelorMittal, Senior Notes	5.000%	2/25/17	130,000		134,550
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		883,200	(a)
Barrick Gold Corp., Notes	4.100%	5/1/23	700,000		596,507	(a)
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	110,000		94,084
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	190,000		172,691
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,950,000		1,981,687	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,500,000		1,507,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	700,000		521,500	(a)(g)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		93,600	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	836,000		850,630

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	21

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
New World Resources NV, Senior Notes	7.875%	1/15/21	850,000	EUR	$356,201	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,200,000		1,221,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	300,000		309,496
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	170,000		169,010
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	160,000		164,360
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000		20,030
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		395,600	(a)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	2,420,000		2,622,675
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,000,000		2,127,500
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,950,284	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	550,000		602,743	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	240,000		234,551	(a)
Total Metals & Mining					18,998,199
Paper & Forest Products — 0.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000		1,290,495
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	692,000		761,200	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000		1,199,000	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	460,000		418,600	(a)
Total Paper & Forest Products					3,669,295
Total Materials					38,194,691
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 1.9%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		67,200
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000		548,750	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000		199,822
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,033,125
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000		253,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,900,000		3,153,750
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	210,000		202,650	(a)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	40,000		43,439
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000		62,699
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,785,728		1,848,228	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		739,800
Total Diversified Telecommunication Services					8,153,263
Wireless Telecommunication Services — 1.2%
Softbank Corp., Senior Notes	4.500%	4/15/20	660,000		638,715	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000		4,701,100
Total Wireless Telecommunication Services					5,339,815
Total Telecommunication Services					13,493,078

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 3.2%
Electric Utilities — 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000	$1,075,250	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	1,970,000	2,048,800
FirstEnergy Corp., Notes	7.375%	11/15/31	2,090,000	2,113,810
Total Electric Utilities				5,237,860
Independent Power Producers & Energy Traders — 2.0%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,782,000	1,942,380	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,638,000	1,785,420	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,940,000	2,167,950	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	3,011,556
Total Independent Power Producers & Energy Traders				8,907,306
Total Utilities				14,145,166
Total Corporate Bonds & Notes (Cost — $203,494,734)				203,632,994
Asset-Backed Securities — 5.5%
ACE Securities Corp., 2006-GP1 A	0.450%	2/25/31	356,415	323,811	(c)
ACE Securities Corp., 2006-SL2 A	0.530%	1/25/36	675,818	70,911	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.990%	8/25/32	635,769	125,211	(c)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.041%	4/15/33	445,214	409,461	(c)
Bear Stearns Asset-Backed Securities Trust, 2007-HE2 1A2	0.360%	3/25/37	1,176,443	865,922	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.065%	6/25/34	834,501	549,064	(c)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.140%	10/25/35	1,140,000	898,075	(c)
First Horizon ABS Trust, 2006-HE1 A	0.350%	10/25/34	471,024	360,752	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.958%	3/18/29	475,000	413,467	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.593%	6/19/29	250,000	230,415	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.692%	2/20/30	250,000	219,152	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.692%	2/20/32	375,000	334,288	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	550,000	480,096	(c)
GSAA Home Equity Trust, 2005-8 A4	0.460%	6/25/35	1,206,768	1,127,833	(c)
GSAA Home Equity Trust, 2007-7 A4	0.460%	7/25/37	2,170,529	1,794,600	(c)
GSAMP Trust, 2006-S2 A2	0.390%	1/25/36	283,823	34,570	(c)
GSAMP Trust, 2006-S4 A1	0.280%	5/25/36	929,175	169,757	(c)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.490%	3/25/35	348,699	333,041	(a)(c)
GSRPM Mortgage Loan Trust, 2007-1 A	0.590%	10/25/46	1,712,290	1,220,926	(a)(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.450%	6/25/36	3,358,818	754,009	(c)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.265%	3/25/33	2,808,517	2,650,704	(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	287,584	313,933

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	23

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Origen Manufactured Housing, 2006-A A2	3.047%	10/15/37	2,061,995	$1,740,970	(c)
Origen Manufactured Housing, 2007-A A2	2.823%	4/15/37	1,798,201	1,515,792	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.970%	1/25/31	47,117	34,766	(c)
RAAC Series, 2006-RP2 A	0.440%	2/25/37	1,188,948	1,137,797	(a)(c)
RAAC Series, 2007-RP2 A	0.540%	2/25/46	1,742,547	1,400,280	(a)(c)
RAAC Series, 2007-RP3 A	0.570%	10/25/46	1,478,301	1,185,415	(a)(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.315%	8/25/33	194,366	167,973	(c)
SACO I Trust, 2006-4 A1	0.530%	3/25/36	200,492	159,816	(c)
SACO I Trust, 2006-6 A	0.450%	6/25/36	926,214	664,762	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	32	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.340%	6/25/36	1,628,148	1,422,387	(c)
Structured Asset Investment Loan Trust, 2005-3 M2	0.850%	4/25/35	1,070,000	915,742	(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.410%	2/25/36	3,372,277	240,303	(a)(c)
Total Asset-Backed Securities (Cost — $32,167,642)				24,266,035
Collateralized Mortgage Obligations — 6.0%
American Home Mortgage Investment Trust, 2007-2 11A1	0.420%	3/25/47	3,361,011	2,071,671	(c)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	720,000	769,922
Banc of America Mortgage Securities, 2005-3 A4	2.928%	4/25/35	172,751	140,706	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.535%	2/25/36	961,178	843,701	(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	400,000	445,912	(c)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.864%	12/25/35	434,846	346,527	(c)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.490%	1/25/36	419,587	280,629	(c)
Countrywide Home Loans, 2005-R3 AF	0.590%	9/25/35	64,983	56,805	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.402%	3/19/45	323,324	269,870	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.082%	3/19/46	507,780	334,999	(c)
GS Mortgage Securities Trust, 2012-ALOH A	3.551%	4/10/34	400,000	399,329	(a)
GS Mortgage Securities Trust, 2013-GC13 A5	4.175%	7/10/46	130,000	133,835	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.826%	10/25/35	232,316	197,617	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.542%	1/19/35	365,904	248,895	(c)
Impac CMB Trust, 2005-5 A1	0.830%	8/25/35	335,180	278,975	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.561%	3/25/35	307,944	294,191	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.390%	6/25/47	3,077,549	2,250,055	(c)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.967%	8/25/35	354,350	327,350	(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,203,714	1,123,623

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
MASTR ARM Trust, 2007-R5 A1	2.650%	11/25/35	1,302,353	$856,685	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	49,621	51,689	(a)
Merit Securities Corp., 11PA B2	1.686%	9/28/32	133,795	132,984	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.713%	12/25/34	33,783	33,847	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.220%	7/15/46	140,000	144,827	(c)
Mortgage IT Trust, 2005-2 1A1	0.450%	5/25/35	166,073	158,982	(c)
Mortgage IT Trust, 2005-3 A1	0.490%	8/25/35	318,928	300,388	(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.380%	9/25/46	2,283,431	1,778,586	(c)
Residential Accredit Loans Inc., 2006-QA1 A21	3.773%	1/25/36	1,198,933	880,272	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.410%	2/25/46	1,866,055	791,165	(c)
Residential Accredit Loans Inc., 2007-QO4 A1	0.390%	5/25/47	1,519,804	1,174,883	(c)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.380%	5/25/47	1,220,201	942,017	(c)
Structured ARM Loan Trust, 2004-09XS A	0.560%	7/25/34	273,877	260,808	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.569%	8/25/35	189,846	181,772	(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.400%	5/25/46	402,981	279,550	(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.540%	6/25/35	994,802	805,623	(a)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.460%	12/25/45	2,516,135	2,213,897	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.480%	12/25/45	488,570	416,319	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.460%	12/25/45	204,668	189,664	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.480%	12/25/45	307,003	271,018	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.557%	8/25/46	4,189,963	3,514,824	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 A4	4.218%	7/15/46	90,000	92,844	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.724%	4/25/36	79,939	75,112	(c)
Total Collateralized Mortgage Obligations (Cost — $28,171,106)				26,362,368
Convertible Bonds & Notes — 0.4%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,016,875
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	756,875
Total Convertible Bonds & Notes (Cost — $1,933,087)				1,773,750
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,154	3,599

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	25

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	367		$418
Total FHLMC					4,017
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	28,533		33,302
Total Mortgage-Backed Securities (Cost — $32,400)					37,319
Sovereign Bonds — 32.8%
Argentina — 0.9%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		3,877,216
Australia — 1.8%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	7,810,602
Brazil — 3.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	622,260
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,312,000	BRL	8,332,201
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	18,476,000	BRL	7,787,140
Total Brazil					16,741,601
Canada — 2.5%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,990,897
Ireland — 1.3%
Republic of Ireland, Bonds	5.000%	10/18/20	4,130,000	EUR	5,958,655
Israel — 1.2%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,135,169
Italy — 1.8%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	2,050,000	EUR	2,875,065
Italy Buoni Poliennali Del Tesoro, Bonds	5.500%	11/1/22	3,430,000	EUR	4,957,808
Total Italy					7,832,873
Mexico — 6.5%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,648,446
Mexican Bonos, Bonds	6.500%	6/9/22	264,023,500	MXN	21,559,833
Mexican Bonos, Bonds	10.000%	12/5/24	2,430,000	MXN	253,571
Total Mexico					28,461,850
Norway — 2.1%
Government of Norway	4.250%	5/19/17	50,000,000	NOK	9,258,273
Russia — 3.1%
Russian Federal Bond, Bonds	7.400%	6/14/17	433,500,000	RUB	13,631,745
Sweden — 2.1%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,695,026
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,451,817
Total Sweden					9,146,843

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Turkey — 2.4%
Republic of Turkey, Bonds	10.000%	12/4/13	8,300,000	TRY	$4,330,174
Republic of Turkey, Bonds	9.000%	3/5/14	6,000,000	TRY	3,120,948
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		879,800
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,270,000		2,479,975
Total Turkey					10,810,897
United Kingdom — 1.5%
United Kingdom Gilt, Bonds	1.750%	9/7/22	4,500,000	GBP	6,507,110
Venezuela — 1.8%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,350,000		7,900,750	(a)
Total Sovereign Bonds (Cost — $149,879,141)					144,064,481
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Notes (Cost — $100,133)	1.375%	6/30/18	100,000		100,027

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc. (Cost — $11,936)			197		13,299	*
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $587,500)	6.000%		23,500		492,795
Preferred Stocks — 0.8%
Financials — 0.8%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		115,000		3,053,250	(c)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		16,975		466,813	(c)
Total Preferred Stocks (Cost — $3,495,272)					3,520,063

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.5%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.20 Index, Put @ 0.80%		9/18/13	390,000,000		777,227
Interest rate swaption with Banc of America Securities LLC, Call @ 2.65%		1/8/14	75,000,000		777,922

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	27

Schedule of investments (cont’d)

July 31, 2013

Western Asset Global Strategic Income Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes, Put @ $126.00		8/23/13	1,068	$650,812
Total Purchased Options (Cost — $2,639,820)				2,205,961

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	4,698	150,336	*(d)(g)
Total Investments before Short-Term Investments (Cost — $422,512,771)				406,619,428

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Barclays Capital Inc. repurchase agreement dated 7/31/13; Proceeds at maturity — $11,000,012; (Fully collateralized by U.S. government obligations, 4.125% due 5/15/15; Market value — $11,220,159) (Cost — $11,000,000)	0.040%	8/1/13	11,000,000	11,000,000
Total Investments — 94.9% (Cost — $433,512,771#)				417,619,428
Other Assets in Excess of Liabilities — 5.1%				22,316,283
Total Net Assets — 100.0%				$439,935,711

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of July 31, 2013.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security (unaudited).

(h)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $435,616,501.

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2013 Annual Report

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
MXN	— Mexican Peso
NOK	— Norwegian Krone
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes, Call	8/23/13	$128.00	1,068	$133,500
U.S. Treasury 10-Year Notes, Put	8/23/13	124.50	1,068	250,313

		Strike Rate	Notional Amount‡
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.20 Index, Put	9/18/13	0.90%	585,000,000	586,433
Interest rate swaption with Banc of America Securities LLC, Put	1/8/14	3.75	75,000,000	416,474
Total Written Options (Premiums Received — $2,096,527)				$1,386,720

‡	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	29

Statement of assets and liabilities

July 31, 2013

Assets:
Investments, at value (Cost — $433,512,771)	$417,619,428
Foreign currency, at value (Cost — $9,349,984)	9,328,383
Cash	2,000,548
Interest receivable	5,837,954
Deposits with brokers for swap contracts	5,047,000
Foreign currency collateral for open futures contract, at value (Cost — $4,815,989)	4,892,352
Receivable for securities sold	3,383,045
Unrealized appreciation on forward foreign currency contracts	1,442,604
Deposits with brokers for open futures contracts	1,098,391
OTC swaps, at value	976,438
Receivable for Fund shares sold	415,864
Receivable from broker — variation margin on open futures contracts	78,658
Prepaid expenses	60,919
Total Assets	452,181,584

Liabilities:
Payable for securities purchased	6,346,276
Unrealized depreciation on forward foreign currency contracts	1,450,408
Written options, at value (premiums received — $2,096,527)	1,386,720
Payable for Fund shares repurchased	1,278,280
OTC swaps, at value	759,798
Investment management fee payable	244,631
Service and/or distribution fees payable	119,693
Payable to broker — variation margin on centrally cleared swaps	103,376
Distributions payable	93,414
Trustees’ fees payable	7,423
Accrued expenses	455,854
Total Liabilities	12,245,873
Total Net Assets	$439,935,711

Net Assets:
Par value (Note 7)	$639
Paid-in capital in excess of par value	491,605,373
Undistributed net investment income	11,475,966
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(47,667,737)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(15,478,530)
Total Net Assets	$439,935,711

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2013 Annual Report

Shares Outstanding:
Class A	52,592,494
Class B	1,709,049
Class C	303,567
Class C1	7,890,650
Class I	1,443,016

Net Asset Value:
Class A (and redemption price)	$6.88
Class B*	$6.80
Class C*	$6.87
Class C1*	$6.89
Class I (and redemption price)	$6.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.19

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	31

Statement of operations

For the Year Ended July 31, 2013

Investment Income:
Interest	$26,325,134
Dividends	293,316
Less: Foreign taxes withheld	(9)
Total Investment Income	26,618,441

Expenses:
Investment management fee (Note 2)	3,084,265
Service and/or distribution fees (Notes 2 and 5)	1,517,228
Transfer agent fees (Note 5)	691,141
Custody fees	127,415
Registration fees	85,329
Shareholder reports	85,019
Legal fees	78,794
Audit and tax	53,845
Fund accounting fees	47,724
Insurance	11,068
Trustees’ fees	8,092
Miscellaneous expenses	10,836
Total Expenses	5,800,756
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,406)
Net Expenses	5,792,350
Net Investment Income	20,826,091

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,383,981
Futures contracts	646,871
Written options	4,708,887
Swap contracts	367,193
Foreign currency transactions	260,776
Net Realized Gain	9,367,708
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(15,529,729)
Futures contracts	(44,862)
Written options	670,203
Swap contracts	(865,577)
Foreign currencies	(902,251)
Change in Net Unrealized Appreciation (Depreciation)	(16,672,216)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(7,304,508)
Increase in Net Assets from Operations	$13,521,583

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2013	2012

Operations:
Net investment income	$20,826,091	$17,113,369
Net realized gain	9,367,708	13,913,611
Change in net unrealized appreciation (depreciation)	(16,672,216)	7,633,144
Increase in Net Assets From Operations	13,521,583	38,660,124

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,967,072)	(18,935,746)
Decrease in Net Assets From Distributions to Shareholders	(20,967,072)	(18,935,746)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	75,890,096	87,074,834
Reinvestment of distributions	19,919,531	18,113,368
Cost of shares repurchased	(126,013,274)	(109,318,777)
Decrease in Net Assets From Fund Share Transactions	(30,203,647)	(4,130,575)
Increase (Decrease) in Net Assets	(37,649,136)	15,593,803

Net Assets:
Beginning of year	477,584,847	461,991,044
End of year*	$439,935,711	$477,584,847
* Includes undistributed net investment income of:	$11,475,966	$8,879,673

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$7.00	$6.70	$6.40	$5.68	$5.82

Income (loss) from operations:
Net investment income	0.32	0.25	0.26	0.28	0.37
Net realized and unrealized gain (loss)	(0.12)	0.32	0.34	0.73	(0.12)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income from operations	0.20	0.57	0.60	1.02	0.25

Less distributions from:
Net investment income	(0.32)	(0.27)	(0.30)	(0.30)	(0.39)
Total distributions	(0.32)	(0.27)	(0.30)	(0.30)	(0.39)

Net asset value, end of year	$6.88	$7.00	$6.70	$6.40	$5.68
Total return[2]	2.81%	8.75%	9.62%	18.37%[3]	5.28%

Net assets, end of year (000s)	$361,872	$388,726	$369,884	$394,057	$363,290

Ratios to average net assets:
Gross expenses	1.15%	1.11%	1.11%	1.08%	1.12%
Net expenses[4]	1.15	1.11	1.11	1.08	1.09 [5,6]
Net investment income	4.46	3.79	3.97	4.63	7.12

Portfolio turnover rate[7]	83%	84%	144%	83%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.92	$6.86	$6.56	$5.71	$5.85

Income (loss) from operations:
Net investment income	0.26	0.20	0.22	0.25	0.34
Net realized and unrealized gain (loss)	(0.12)	0.32	0.35	0.74	(0.12)
Proceeds from settlement of a regulatory matter	—	—	—	0.13	—
Total income from operations	0.14	0.52	0.57	1.12	0.22

Less distributions from:
Net investment income	(0.26)	(0.46)	(0.27)	(0.27)	(0.36)
Total distributions	(0.26)	(0.46)	(0.27)	(0.27)	(0.36)

Net asset value, end of year	$6.80	$6.92	$6.86	$6.56	$5.71
Total return[2]	2.02%	8.00%	8.81%	19.95%[3]	4.60%

Net assets, end of year (000s)	$11,623	$16,726	$23,200	$34,422	$47,642

Ratios to average net assets:
Gross expenses	1.91%	1.87%	1.81%	1.69%	1.76%
Net expenses[4]	1.91	1.87	1.81	1.69	1.76
Net investment income	3.70	3.05	3.27	4.08	6.49

Portfolio turnover rate[5]	83%	84%	144%	83%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares	2013[1,2]

Net asset value, beginning of period	$6.99

Income (loss) from operations:
Net investment income	0.26
Net realized and unrealized loss	(0.11)
Total income from operations	0.15

Less distributions from:
Net investment income	(0.27)
Total distributions	(0.27)

Net asset value, end of period	$6.87
Total return[3]	2.23%

Net assets, end of period (000s)	$2,087

Ratios to average net assets†:
Gross expenses	1.88%
Net expenses[4,5]‡	1.87
Net investment income	3.69

Portfolio turnover rate[6]	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

†	Annualized.

‡	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$7.01	$6.72	$6.42	$5.69	$5.83

Income (loss) from operations:
Net investment income	0.29	0.22	0.23	0.26	0.34
Net realized and unrealized gain (loss)	(0.12)	0.32	0.35	0.73	(0.11)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	0.17	0.54	0.58	1.01	0.23

Less distributions from:
Net investment income	(0.29)	(0.25)	(0.28)	(0.28)	(0.37)
Total distributions	(0.29)	(0.25)	(0.28)	(0.28)	(0.37)

Net asset value, end of year	$6.89	$7.01	$6.72	$6.42	$5.69
Total return[3]	2.38%	8.20%	9.17%	18.02%[4]	4.78%

Net assets, end of year (000s)	$54,376	$64,473	$64,105	$69,630	$72,302

Ratios to average net assets:
Gross expenses	1.57%	1.55%	1.58%	1.52%	1.58%
Net expenses[5]	1.57	1.55	1.58	1.52	1.58
Net investment income	4.04	3.35	3.51	4.21	6.65

Portfolio turnover rate[6]	83%	84%	144%	83%	32%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C1 received $211,891 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$7.03	$6.73	$6.42	$5.70	$5.83

Income (loss) from operations:
Net investment income	0.34	0.27	0.28	0.28	0.41
Net realized and unrealized gain (loss)	(0.12)	0.31	0.34	0.75	(0.13)
Total income from operations	0.22	0.58	0.62	1.03	0.28

Less distributions from:
Net investment income	(0.34)	(0.28)	(0.31)	(0.31)	(0.41)
Total distributions	(0.34)	(0.28)	(0.31)	(0.31)	(0.41)

Net asset value, end of year	$6.91	$7.03	$6.73	$6.42	$5.70
Total return[2]	3.27%	8.93%	9.86%	18.43%	5.81%

Net assets, end of year (000s)	$9,978	$7,660	$4,802	$4,110	$841

Ratios to average net assets:
Gross expenses	0.93%	0.93%	0.90%	1.03%	0.72%
Net expenses[3,4]	0.85 [5]	0.92 [5]	0.90 [5]	0.95 [5]	0.70 [6]
Net investment income	4.77	3.95	4.20	4.55	7.77

Portfolio turnover rate[7]	83%	84%	144%	83%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[6]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Global Strategic Income Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Global Strategic Income Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$203,163,327	$469,667	$203,632,994
Asset-backed securities	—	24,266,035	—	24,266,035
Collateralized mortgage obligations	—	26,362,368	—	26,362,368
Convertible bonds & notes	—	1,773,750	—	1,773,750
Mortgage-backed securities	—	37,319	—	37,319
Sovereign bonds	—	144,064,481	—	144,064,481
U.S. government & agency obligations	—	100,027	—	100,027
Common stocks	$13,299	—	—	13,299
Convertible preferred stocks	492,795	—	—	492,795
Preferred stocks	3,520,063	—	—	3,520,063
Purchased options	650,812	1,555,149	—	2,205,961
Warrants	—	150,336	—	150,336
Total long-term investments	$4,676,969	$401,472,792	$469,667	$406,619,428
Short-term investments†	—	11,000,000	—	11,000,000
Total investments	$4,676,969	$412,472,792	$469,667	$417,619,428
Other financial instruments:
Futures contracts	$2,306,958	—	—	$2,306,958
Forward foreign currency contracts	—	$1,442,604	—	1,442,604
Total return swaps	—	976,438	—	976,438
Total other financial instruments	$2,306,958	$2,419,042	—	$4,726,000
Total	$6,983,927	$414,891,834	$469,667	$422,345,428

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$383,813	$1,002,907	—	$1,386,720
Futures contracts	1,986,504	—	—	1,986,504
Forward foreign currency contracts	—	1,450,408	—	1,450,408
Interest rate swaps	—	878,227	—	878,227
Total return swaps	—	759,798	—	759,798
Total	$2,370,317	$4,091,340	—	$6,461,657

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

Western Asset Global Strategic Income Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

42	Western Asset Global Strategic Income Fund 2013 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

Western Asset Global Strategic Income Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swaps payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2013, see Note 4.

44	Western Asset Global Strategic Income Fund 2013 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Global Strategic Income Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current

46	Western Asset Global Strategic Income Fund 2013 Annual Report

market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Western Asset Global Strategic Income Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

48	Western Asset Global Strategic Income Fund 2013 Annual Report

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2013, the Fund held written options, forward foreign currency contracts and total return swaps with credit related contingent features which had a liability position of $4,475,153. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,200,000 which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended,

Western Asset Global Strategic Income Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,737,274	$(2,737,274)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

50	Western Asset Global Strategic Income Fund 2013 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I shares did not exceed 1.95% and 0.85%. Prior to August 1, 2012, the expense limitation arrangement for Class I shares was 0.95%. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended July 31, 2013, fees waived and/or expenses reimbursed amounted to $8,406.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares (formerly Class C) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

For the year ended July 31, 2013, LMIS and its affiliates retained sales charges of $51,043 on sales charges of the Fund’s Class A shares. In addition, for the year ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$57	$13,552	$264	$1,259

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2013, the Fund had accrued $5,578 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$305,496,480	$94,483,900
Sales	304,474,731	149,956,693

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,237,329
Gross unrealized depreciation	(28,234,402)
Net unrealized depreciation	$(17,997,073)

At July 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	613	9/13	$77,575,961	$77,506,188	$(69,773)
U.S. Treasury Ultra Long-Term Bonds	217	9/13	33,205,518	31,302,250	(1,903,268)
					$(1,973,041)
Contracts to Sell:
U.S. Treasury 2-Year Notes	104	9/13	22,899,037	22,912,500	$(13,463)
U.S. Treasury 5-Year Notes	189	9/13	23,165,839	22,938,399	227,440
U.S. Treasury 30-Year Bonds	367	9/13	51,280,456	49,200,938	2,079,518
					$2,293,495
Net unrealized gain on open futures contracts					$320,454

52	Western Asset Global Strategic Income Fund 2013 Annual Report

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Citibank N.A.	819,474	$735,881	8/16/13	$(48,229)
Euro	Citibank N.A.	300,000	399,123	8/16/13	7,161
Euro	Citibank N.A.	1,400,000	1,862,575	8/16/13	60,256
Singapore Dollar	Citibank N.A.	5,502,000	4,329,431	8/16/13	(146,997)
Swedish Krona	Citibank N.A.	16,650,000	2,553,609	8/16/13	(4,309)
Indonesian Rupiah	Bank of America N.A.	23,602,800,000	2,268,674	10/22/13	58,674
Australian Dollar	Bank of America N.A.	5,000,000	4,469,153	10/25/13	(125,599)
Colombian Peso	Bank of America N.A.	12,743,500,000	6,665,323	10/25/13	(36,491)
Danish Krone	Bank of America N.A.	25,530,000	4,559,627	10/25/13	53,286
Indian Rupee	Bank of America N.A.	270,000,000	4,346,426	10/25/13	(109,755)
Norwegian Krone	Bank of America N.A.	23,000,000	3,890,838	10/25/13	35,982
Norwegian Krone	Bank of America N.A.	17,390,000	2,941,812	10/25/13	13,833
Thailand Baht	Morgan Stanley & Co. Inc.	208,500,000	6,630,312	10/25/13	(85,746)
					$(327,934)
Contracts to Sell:
Australian Dollar	Citibank N.A.	6,333,590	5,687,508	8/16/13	$730,382
Australian Dollar	Citibank N.A.	410,088	368,256	8/16/13	6,520
Australian Dollar	Citibank N.A.	950,001	853,093	8/16/13	26,170
British Pound	Citibank N.A.	500,000	760,549	8/16/13	14,214
British Pound	Citibank N.A.	59,627	90,698	8/16/13	(90)
British Pound	Citibank N.A.	50,001	76,056	8/16/13	(646)
British Pound	Citibank N.A.	55,001	83,662	8/16/13	(559)
British Pound	Citibank N.A.	300,000	456,329	8/16/13	938
British Pound	Citibank N.A.	800,000	1,216,878	8/16/13	(26,709)
Euro	Citibank N.A.	16,597,520	22,081,524	8/16/13	(285,329)
Euro	Citibank N.A.	995,677	1,324,660	8/16/13	(7,038)
Euro	Citibank N.A.	2,333,268	3,104,206	8/16/13	(61,293)
Euro	UBS AG	590,002	784,945	8/16/13	(12,839)
Singapore Dollar	Citibank N.A.	2,148,018	1,690,239	8/16/13	25,137
Swedish Krona	Citibank N.A.	4,540,001	696,299	8/16/13	(5,682)
Malaysian Ringgit	Bank of America N.A.	7,104,045	2,180,097	10/22/13	29,903
Australian Dollar	Goldman Sachs	2,336,000	2,087,988	10/25/13	60,080
Canadian Dollar	Goldman Sachs	2,600,000	2,526,181	10/25/13	(16,165)
Hungarian Forint	Bank of America N.A.	872,160,000	3,847,850	10/25/13	7,006
Hungarian Forint	Bank of America N.A.	657,023,763	2,898,699	10/25/13	29,281
Japanese Yen	Bank of America N.A.	458,025,000	4,680,103	10/25/13	(85,351)
Japanese Yen	Bank of America N.A.	2,378,500,000	24,303,529	10/25/13	(391,581)
Mexican Peso	Barclays Bank PLC	144,970,000	11,262,298	10/25/13	233,678
Peruvian Nuevo Sol	Bank of America N.A.	18,469,800	6,556,832	10/25/13	24,248
South Korean Won	Morgan Stanley & Co. Inc.	7,616,000,000	6,749,946	10/25/13	25,855
					$320,130
Net unrealized gain on open forward foreign currency contracts					$(7,804)

Western Asset Global Strategic Income Fund 2013 Annual Report	53

Notes to financial statements (cont’d)

During the year ended July 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	5,000,000	$50,633
Options written	1,492,533,990	7,831,983
Options closed	(121,551,114)	(1,730,473)
Options exercised	(419)	(203,904)
Options expired	(715,980,321)	(3,851,712)
Written options, outstanding as of July 31, 2013	660,002,136	$2,096,527

At July 31, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$75,000,000	1/10/24	3.100% semi-annually	3-Month LIBOR	—	$(878,227)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	10,000,000		5/17/16	CPURNSA‡	2.43% annually†	—	$260,441
Barclays Capital Inc.	11,605,581		9/26/13	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Financial Index‡	If positive, the total return of the S&P 500 Financial Index‡	—	660,119	**
Barclays Capital Inc.	11,594,770		9/26/13	If positive, the total return of the S&P 500 Energy Sector Index‡	3 Month LIBOR minus 25 basis points and if negative, the absolute value of the total return or the S&P Energy Sector Index‡	—	(587,066)	**
Barclays Capital Inc.	428,147,935	TWD	8/21/13	If positive, the total return of the Taiwan Stock Exchange Cap Index‡	If negative, the absolute value of the total return of the Taiwan Stock Exchange Cap Index‡	—	(109,331)	**
Barclays Capital Inc.	14,908,750		10/31/13	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return or the S&P 500 ConsDs Sector Index‡	If positive, the total return of the S&P 500 ConsDs Sector Index‡	—	21,965	**

54	Western Asset Global Strategic Income Fund 2013 Annual Report

TOTAL RETURN SWAPS (continued)
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$14,891,226		10/31/13	If positive, the total return of the S&P 500 ConsDs Sector Index‡	3 Month LIBOR minus 25 basis points and if negative, the absolute value of the total return or the S&P 500 ConsDs Sector Index‡	—	$(63,401)	**
Barclays Capital Inc.	114,522,983	HKD	8/30/13	If negative, the absolute value of the total return of the Hang Seng Index‡	If positive, the total return of the Hang Seng Index‡	—	33,913	**
Total	$605,671,245					—	$216,640

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (see note 1).

Abbreviations used:

TWD –	New Taiwan Dollar

HKD –	Hong Kong Dollar

At July 31, 2013, the Fund held collateral received from Banc of America Securities LLC in the amount of $380,386 on Interest rate swaptions valued at $361,448. Net exposure to the counterparty was $(18,938). Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$1,428,734	—	$777,227	—	$2,205,961
Futures contracts[3]	2,306,958	—	—	—	2,306,958
Swap contracts[4]	—	—	260,441	$715,997	976,438
Forward foreign currency contracts	—	$1,442,604	—	—	1,442,604
Total	$3,735,692	$1,442,604	$1,037,668	$715,997	$6,931,961

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$800,287	—	$586,433	—	$1,386,720
Futures contracts[3]	1,986,504	—	—	—	1,986,504
Swap contracts[4]	878,227	—	—	$759,798	1,638,025
Forward foreign currency contracts	—	$1,450,408	—	—	1,450,408
Total	$3,665,018	$1,450,408	$586,433	$759,798	$6,461,657

Western Asset Global Strategic Income Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(1,135,388)	$(51,008)	$(1,041,932)	$(1,688,735)	$(3,917,063)
Written options	1,022,545	49,570	1,311,549	2,325,223	4,708,887
Futures contracts	646,871	—	—	—	646,871
Swap contracts	(12,211)	—	379,404	—	367,193
Forward foreign currency contracts	—	399,123	—	—	399,123
Total	$521,817	$397,685	$649,021	$636,488	$2,205,011

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(245,836)	$21,992	$(138,168)	—	$(362,012)
Written options	564,990	(39,604)	144,817	—	670,203
Futures contracts	(44,862)	—	—	—	(44,862)
Swap contracts	(878,227)	—	56,451	$(43,801)	(865,577)
Forward foreign currency contracts	—	(937,092)	—	—	(937,092)
Total	$(603,935)	$(954,704)	$63,100	$(43,801)	$(1,539,340)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

56	Western Asset Global Strategic Income Fund 2013 Annual Report

During the year ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$913,360
Written options	555,335
Futures contracts (to buy)	125,546,531
Futures contracts (to sell)	153,982,967
Forward foreign currency contracts (to buy)	19,307,216
Forward foreign currency contracts (to sell)	48,125,732

Average Notional Balance
Interest rate swap contracts	$5,769,231
Credit default swap contracts (to buy protection)†	2,095,713
Credit default swap contracts (to sell protection)†	1,980,487
Total return swap contracts	1,914,953,424

†	At July 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$969,346	$544,088
Class B	108,216	58,492
Class C	10,413	1,127
Class C1	429,253	70,460
Class I	—	16,974
Total	$1,517,228	$691,141

For the year ended July 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	—
Class B	—
Class C	$186
Class C1	—
Class I	8,220
Total	$8,406

Western Asset Global Strategic Income Fund 2013 Annual Report	57

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net Investment Income:
Class A	$17,420,043	$15,074,697
Class B	534,719	1,325,064
Class C†	41,020	—
Class C1‡	2,489,312	2,281,392
Class I	481,978	254,593
Total	$20,967,072	$18,935,746

† For the period August 1, 2012 (inception date) to July 31, 2013.

‡ On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,005,051	$64,372,453	10,743,909	$71,768,580
Shares issued on reinvestment	2,350,603	16,686,372	2,159,054	14,481,131
Shares repurchased	(14,314,726)	(101,687,316)	(12,564,103)	(84,141,732)
Net increase (decrease)	(2,959,072)	$(20,628,491)	338,860	$2,107,979

Class B
Shares sold	79,913	$564,764	141,827	$953,325
Shares issued on reinvestment	74,444	522,184	192,861	1,276,721
Shares repurchased	(863,530)	(6,071,876)	(1,296,995)	(8,708,197)
Net decrease	(709,173)	$(4,984,928)	(962,307)	$(6,478,151)

Class C†
Shares sold	322,369	$2,295,552	—	—
Shares issued on reinvestment	4,883	34,563	—	—
Shares repurchased	(23,685)	(166,237)	—	—
Net increase	303,567	$2,163,878	—	—

Class C1‡
Shares sold	149,865	$1,068,275	1,062,435	$7,120,383
Shares issued on reinvestment	324,768	2,309,117	317,091	2,129,121
Shares repurchased	(1,783,454)	(12,716,324)	(1,726,532)	(11,533,654)
Net decrease	(1,308,821)	$(9,338,932)	(347,006)	$(2,284,150)

58	Western Asset Global Strategic Income Fund 2013 Annual Report

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class I
Shares sold	1,059,988	$7,589,052	1,076,315	$7,232,546
Shares issued on reinvestment	51,492	367,295	33,529	226,395
Shares repurchased	(757,934)	(5,371,521)	(733,703)	(4,935,194)
Net increase	353,546	$2,584,826	376,141	$2,523,747

†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I
Daily 8/30/2013	$0.030227	$0.024438	$0.025347	$0.027654	$0.032367

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$20,967,072	$18,935,746

As of July 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,851,184
Capital loss carryforward*	(43,908,770)
Other book/tax temporary differences(a)	(2,030,455)
Unrealized appreciation/(depreciation)(b)	(17,582,260)
Total accumulated earnings/(losses) — net	$(51,670,301)

*	During the taxable year ended July 31, 2013, the Fund utilized $8,331,344 of its capital loss carryforward available from prior years. As of July 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2018	$(30,614,384)
7/31/2019	(13,294,386)
$(43,908,770)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, differences between book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

Western Asset Global Strategic Income Fund 2013 Annual Report	59

Notes to financial statements (cont’d)

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

60	Western Asset Global Strategic Income Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Strategic Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Strategic Income Fund as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2013

Western Asset Global Strategic Income Fund 2013 Annual Report	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

62	Western Asset Global Strategic Income Fund

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Western Asset Global Strategic Income Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

64	Western Asset Global Strategic Income Fund

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 164 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	153
Other board memberships held by Trustee	None

Western Asset Global Strategic Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset Global Strategic Income Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global Strategic Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

68	Western Asset Global Strategic Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2013:

Record Date:	Monthly	Monthly
Payable Date:	August 2012-December 2012	January 2013-July 2013
Interest from Federal Obligations	2.59%	0.33%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Global Strategic Income Fund	69

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/13 SR13-2017

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2012 and July 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $893,850 in 2012 and $159,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $5,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,350 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $25,000 in 2012 and $0 in 2013. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	September 25, 2013